Lord Abbett Convertible Fund

Supplement dated July 17, 2014 to the

Summary Prospectus dated April 1, 2014

Christopher J. Towle, currently a member of the Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to be a member of the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Alan R. Kurtz, Portfolio Manager	2003
Robert A. Lee, Partner and Director	2013

Please retain this document for your future reference.